Exhibit 10.191

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

PacifiCare®

of California

5757 Plaza Drive, Suite 150
Mail Stop CY 44-116
Cypress, California 90630

November 15, 2002

Raj Takhar

Chief Executive Officer

Gateway Physicians Medical Associates, Inc.

710 N. Euclid St

Anaheim, CA 92801

Re: Amendment to Agreement for Financial Terms for 2003

Dear Raj:

This letter constitutes an amendment to the current PacifiCare Medical Group/IPA Services Agreement, dated January 1, 2001 (the “Agreement”) between PacifiCare of California (“PacifiCare”) and Gateway Physicians Medical Associates (“Medical Group”) setting forth the financial terms for their arrangements for calendar year 2003.  Attached are the material financial terms.  The attached financial terms and the parties’ other agreements will be memorialized in a formal Amendment to the PacifiCare Medical Group/IPA Services Agreement.  The formal Amendment will need to executed by December 15, 2002 or the terms attached hereto may be rescinded by PacifiCare.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree that the Agreement is hereby modified as specified below:

1.                                       A new Section 1.35 National Preferred Transplant Network (“NPTN”) under ARTICLE 1 DEFINTIONS is added to the Agreement as follows:

1.34                           National Preferred Transplant Network (“NPTN”) is the national preferred referral network of hospitals, professionals, ancillary, and other Participating Providers that have been selected by PacifiCare (based on various criteria including quality, performance levels, and outcomes) to provide to PacifiCare Members Covered Services consisting of specific Transplant Services as set forth in the applicable NPTN Agreement between PacifiCare and the NPTN Participating Providers.

2.                                       New Sections 3.8  Transplant Services, 3.8.1 Transplant Services - Definitions, 3.8.2 Financial Responsibility for Transplant Services, and 3.8.3 Medical Management of Transplant Services under ARTICLE 3 ADMINISTRATIVE DUTIES OF PACIFICARE are added to the Agreement as follows:

3.8                                 Transplant Services.

3.8.1                        Transplant Services - Definitions.

K and R Letter Agreement

Gateway Physicians Medical Associates

Version 1.1

Effective: January 1, 2003

(a)                                  “Transplant Services” are Covered Services for solid organ transplants, autologous hemopoetic stem cell transplantation and allogeneic hemopoetic stem cell transplantation as described in the applicable Subscriber Agreement and Evidence of Coverage.

(b)                              “NPTN” Transplant Services are Transplant Services provided pursuant to and in accordance with PacifiCare’s NPTN program to NPTN Members.

(c)                                    “NPTN Members” are:

(i) Members who have been approved for Transplant Services on or before December 31, 2002 who consent to receive services pursuant to PacifiCare’s NPTN Program and whose anticipated transplant outcomes should not be adversely affected by a transfer into the NPTN Program;

(ii) Members who have been approved for Transplant Services on or after January 1, 2003.

(d)                                 “Non-NPTN” Transplant Services are all Transplant Services, which are not NPTN Transplant Services.  Without limiting the foregoing, Non-NPTN Transplant Services include all Transplant Services provided to Members who are not NPTN Members.

3.8.2                        Financial Responsibility for Transplant Services.  The parties’ respective financial responsibility for the various components of Transplant Services are described in this Section 3.8, Section 5.14 (Compensation for Transplant Services), and the Division of Financial Responsibility Matrix including Attachment A to the DFR.

3.8.3                        Medical Management of Transplant Services.

(a)                                  All Transplant Services shall be provided in accordance with the provisions of PacifiCare’s MM Program including without limitation, the provisions of PacifiCare’s Provider Manual.  Specifically, but without limitation, authorization of the evaluation of the recipient prior to listing for transplantation, the actual transplant itself, and post transplant care up to 365 days post discharge, must be obtained from PacifiCare’s NPTN Medical Director, or his or her designee, prior to the provision of Transplant Services.

(b)                                 PacifiCare shall be responsible for providing, coordinating and arranging for the Medical Management of NPTN Transplant Services for which it is financially responsible.  Medical Group shall be responsible for providing, coordinating and arranging Transplant Services for which it is financially responsible, subject to coordination with PacifiCare pursuant to the terms of PacifiCare’s MM Program.

(c)                                  Transplant Services provided by Medical Group or pursuant to a Medical Group referral that are not authorized by PacifiCare prior to the provision of the Transplant Services shall constitute Non-NPTN Transplant Services and be the sole financial responsibility of the Medical Group regardless of whether such

Transplant Services would have otherwise constituted NPTN Transplant Services.

3.                                       Exhibit 1 MEDICAL GROUP FACILITIES AND HOSPITAL(S) is deleted in its entirety.  A new Exhibit 1 MEDICAL GROUP FACILITIES AND HOSPITAL(S) is attached hereto and incorporated into the Agreement.

4.                                       Product Attachment A PACIFICARE COMMERCIAL HEALTH PLAN is deleted in its entirety.  A new Product Attachment A PACIFICARE COMMERCIAL HEALTH PLAN is attached hereto and incorporated into the Agreement.

5.                                       Product Attachment B PACIFICARE COMMERCIAL POINT OF SERVICE PLAN is deleted in its entirety.  A new Product Attachment B PACIFICARE COMMERCIAL POINT OF SERVICE PLAN is attached hereto and incorporated into the Agreement.

6.                                       Product Attachment C SECURE HORIZONS HEALTH PLAN is deleted in its entirety.  A new Product Attachment C SECURE HORIZONS HEALTH PLAN is attached hereto and incorporated into the Agreement.

7.                                       DIVISION OF FINANCIAL RESPONSIBILITY is deleted in its entirety.  A new Exhibit 4 DIVISION OF FINANCIAL RESPONSIBILITY is attached hereto and incorporated into the Agreement.

8.                                       A new Attachment A NATIONAL PROVIDER TRANSPLANT NETWORK under Exhibit 4 DIVISION OF FINANCIAL RESPONSIBILITY is added to the Agreement and is attached hereto and incorporated into the Agreement.

9.                                       A new Exhibit 5 QUALITY INCENTIVE PROGRAM is added to the Agreement and is attached hereto and incorporated into the Agreement.

This letter agreement, when counter-signed by Medical Group will constitute a binding amendment to the Agreement and shall be terminable only in connection with a termination of the Agreement.

If you agree, please sign the enclosed duplicate copy of this letter.  In the interim, if you have any questions or require additional information, please call Brian Jeffrey at 714-226-6570 or myself at 714-226-8687.

Sincerely,

/s/ Aimee Ward
Aimee Ward
Contract Manager I

ACKNOWLEDGED AND AGREED:

For Medical Group			For PacifiCare of California

By:	/s/ Michael Olson		By:	/s/ Brian Jeffrey
	Name:	Michael Olson		Name:	Brian Jeffrey
	Title:	Contracting/Network Development Director		Title:	VP, Network Management
	Date:	11/18/02		Date:	11/21/02

PRODUCT ATTACHMENT A

PACIFICARE COMMERCIAL HEALTH PLAN

This Product Attachment A, along with the Base Agreement, sets forth the specific terms and conditions which are applicable to the PacifiCare Commercial Health Plan, as defined below.

ARTICLE 1

DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Health Plan, as described in this Product Attachment A.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 Commercial Plan Members are Medical Group Members enrolled in the PacifiCare Commercial Plan.

1.2                                 Commercial Plan Premium is the premium received by PacifiCare each month for PacifiCare Commercial Plan Members, excluding amounts to pay broker and agent commissions/compensation, administrative fees paid to affiliates in connection with joint marketing arrangements, Premium taxes and premiums for Supplemental Benefits.

1.3                                 OPM Agreement is the agreement between PacifiCare and the Federal Office of Personnel Management for the provision of Covered Services to persons enrolled in the PacifiCare Commercial Plan through their participation in the health benefits programs for federal employees and their dependents.

1.4                                 PacifiCare Commercial Plan is any and all of the various Managed Care Plans sold by PacifiCare to individuals (excluding individuals eligible for the PacifiCare Medicaid Plan and the Secure Horizons Health Plan) and employer groups, associations with employer group participation and unions which purchase benefits for their employees and their dependents.

1.5                                 Supplemental Benefits are benefits offered under the PacifiCare Commercial Plan which require separate premium, in addition to the Commercial Plan Premium, as consideration for the additional benefits.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Provision of Covered Services.  Medical Group and its Participating Providers shall provide Covered Services to Commercial Plan Members pursuant to the terms of the Base Agreement and this Product Attachment A.

2.2                                 Compliance with OPM Agreement.  Medical Group shall comply with all requirements in the OPM Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement.  Without limiting the foregoing, Medical Group shall ensure that all provisions of the OPM Agreement which are applicable to Medical Group’s Participating Providers are included in Medical Group’s subcontracts with its Participating Providers.

A copy of the OPM Agreement shall be provided to Medical Group concurrent with the execution of this Agreement.

2.3                                 Compliance with Subscriber Agreements for PacifiCare Commercial Plan.  Medical Group and its Participating Providers shall comply with all requirements in Subscriber Agreements for the PacifiCare Commercial Plan which are applicable to Medical Group.  PacifiCare shall make good faith efforts to notify Medical Group of any such requirements that are not otherwise reflected in this Agreement.

ARTICLE 3
COMPENSATION

3.1                                 Age/Gender/Benefit Adjusted Commercial Capitation.  Capitation Payments for Commercial Plan Members shall be made based upon a per Member per month base capitation rate (“Base Capitation Rate”) adjusted to reflect the Medical Group Members’ age, gender, and benefit plan participation.  The Base Capitation Rate for both Gateway Physicians-United Western Medical Center (DEC 16210) and Gateway Physicians-Placentia Linda (DEC 16206) shall be *** per Commercial Plan Member per month.  Age/gender adjustment factors are actuarially determined and are listed below.  Benefit adjustment factors are actuarially determined by PacifiCare and may take into consideration variations in benefit plan types, Copayment and coinsurance levels.  PacifiCare may change its benefit adjustment factors as needed to support the differing plan types that it offers.  On an annual basis, PacifiCare may modify the benefit adjustment factors based on actuarially determined changes.  The Standard Service Capitation Amount will vary during subsequent months as a result of changes in the age, gender, and benefit plan participation of the Medical Group’s Members for the applicable month.  The total monthly Capitation Payment shall also be adjusted in the manner set forth in Article 5 of the Base Agreement.

The following are PacifiCare’s age/gender adjustment factors:

Gender	Age Band	Physician

C	00-00	1.8412
C	01-01	1.1116
C	02-09	0.4434
C	10-17	0.4411
F	18-19	0.6649
F	20-24	0.9544
F	25-29	1.3620
F	30-34	1.3911
F	35-39	1.3147
F	40-44	1.3872
F	45-49	1.5017
F	50-54	1.7097

F	55-59	1.9981
F	60-64	2.2818
F	65 and Over	1.9375
M	18-19	0.3840
M	20-24	0.3787
M	25-29	0.4805
M	30-34	0.6052
M	35-39	0.6675
M	40-44	0.8186
M	45-49	1.0095
M	50-54	1.3110
M	55-59	1.7451
M	60-64	2.1970
M	65 and Over	2.0813

3.1.1                        PacifiCare guarantees that the Medical Group will receive a Minimum Capitation Guaranty per Commercial Health Plan Member per month, for the provision of Medical Services.  In exchange for this minimum guaranty, the parties have also agreed to establish a Maximum Capitation Guaranty.  The program shall only apply to calendar year 2003.  The guaranty (the “Minimum/Maximum Capitation Guaranty Program”) is described further as follows:

For the period January 1, 2003, to December 31, 2003 only, the Medical Group Minimum Capitation Guaranty shall be *** per Member per month (“Minimum Capitation Guaranty”) and the maximum payment shall be limited to *** per Member per month (“Maximum Capitation Guaranty”). The capitation guaranty shall be based on a flat per Member per Month amount, not adjusted for age/sex benefit plan factors.

If the Average Capitation Amount per Member per month for Medical Group, calculated as set forth below, is less than the Minimum Capitation Guaranty, PacifiCare shall pay the Medical Group the difference.  If the average Capitation Amount per Member per month exceeds the Maximum Capitation Guaranty, the Medical Group shall pay PacifiCare the difference.  Such payments shall be made at the times and in the manner described below.  The Minimum/Maximum Capitation Guaranty Program shall be calculated and applied prior to any other adjustments pursuant to the Agreement.

Calculation of the Minimum/Maximum Capitation Guaranty Program will be based on the “Standard Service Capitation Amounts” shown on the monthly capitation report for the applicable calendar quarter(s) inclusive of adjustments for retroactive changes in Membership, but excluding all other adjustments to Capitation Payments (the “Average Capitation Amount”).  The Standard Service Capitation amount(s) shall be divided by the total Member months for the period and compared with the Minimum Capitation Guaranty and Maximum Capitation Guaranty for the applicable period.  PacifiCare shall determine whether any payments are due under the Minimum/Maximum Capitation Guaranty Program within forty-five (45) calendar days after the end of each calendar quarter for the first three quarters of calendar year 2003, with a final calculation as provided below.

If amounts are due to the Medical Group, PacifiCare will provide payment thirty (30) days after the calculation is due (i.e. 75 days after the calendar quarter).  If amounts are due to PacifiCare, PacifiCare will deduct such amount from the Capitation Payment of the Medical Group in the month following provision of the calculation (i.e. if the calculation is provided on November 15th, the deduction will be taken from the Capitation Payment due on December 10th). If amounts are due to Medical Group, PacifiCare will make the payment on the fifteenth (15th) calendar day of the month following the provision of the calculation.

A final, aggregated, year-end settlement will be determined by PacifiCare on September 15, 2004, based on a calculation for the entire calendar year 2003.  If amounts are due to the Medical Group, PacifiCare will provide payment by October 15, 2004.  If amounts are due to PacifiCare, PacifiCare will deduct such amount from the October 10, 2004, Medical Group Capitation Payment.  If the Agreement is terminated prior to the final year-end settlement timeframes as specified in this Section, then the final settlement will be settled in the manner described at 6.6, Repayment Upon Termination.

Example:

Calendar Yr 2003 Quarter Average PMPM Calculation Due Date Paid/Recovered

Ql	Avg for Ql	May 15, 2003	June 15 (pd) June 10 (recovered)
Q2	Avg. for Ql-Q2	Aug. 15, 2003	Sept. 15 (pd) Sept. 10 (recovered)
Q3	Avg. for Ql-Q3	Nov. 15, 2003	Dec. 15 (pd) Dec. 10 (recovered)
Q4	Avg. for Q1-Q4	Feb. 15, 2004	March 15 (pd) March 10 (recovered)

2003 Year-end Settlement Avg. for Q1-Q4, adjusted for retroactivity

Sept. 15, 2004 Oct. 15, 2004 (pd) Oct. 10, 2004 (recovered)

3.1.2                        Adjustment for ISL Premium.  In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opting out of PacifiCare’s ISL Program.

3.2                                 ISL Program.  The ISL Deductible, ISL Premium and ISL Coinsurance for the Commercial Plan shall initially be:

(i)                                     ISL Deductible shall be zero dollars and no cents ($0.00) per Commercial Plan Member per calendar year.

(ii)                                  ISL Premium shall be zero dollars and zero cents ($0.00) per Commercial Plan Member per month.

(iii)                               ISL Coinsurance shall be zero percent (0%) of Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group’s opt out of the ISL Program, the above amounts and percentages will reflect “zero.” In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.6.5 of the Base Agreement.

3.3                                 Commercial Hospital Incentive Program.  PacifiCare shall establish and administer an annual Commercial Hospital Incentive Program for the PacifiCare Commercial Plan (the “CHIP”).  The CHIP is designed to provide an incentive for the efficient and effective use of Hospital Services, and shall be calculated utilizing the terms defined below.  All calculations for the CHIP shall be based upon Commercial Plan Members, excluding Commercial POS Plan Members.

3.3.1                        Reinsurance Program.  Claims under the Reinsurance Program shall be valued at the Cost of Care as defined in this Agreement.  The Reinsurance Deductible, Reinsurance Premium and Reinsurance Coinsurance for the Commercial Plan shall initially be:

(i)                                     Reinsurance Deductible shall be fifty thousand dollars ($50,000) per Commercial Plan Member per calendar year.

(ii)                                  Reinsurance Premium shall be six and ninety-six tenths percent (6.96%) of Commercial Plan Premium.

(iii)                               Reinsurance Coinsurance shall be fifty percent (50%) of the Cost of Care for amounts in excess of the Reinsurance Deductible but less than two hundred fifty thousand dollars ($250,000) and twenty percent (20%) of the Cost of Care for amounts in excess of two hundred fifty thousand dollars ($250,000).

3.3.2                        CHIP Budget.  The CHIP Budget for Commercial Plan Members shall be established based upon a per Member per month rate (“Base Rate”) adjusted to reflect the Assigned Medical Group Members’ age, gender, and benefit plan participation.  The Base Rate for both Gateway Physicians-United Western Medical Center (DEC 16210) and Gateway Physicians-Placentia Linda (DEC 16206) shall be *** (***) per Commercial Plan Member per month.  Age/gender adjustment factors are actuarially determined by PacifiCare and are listed below.  Benefit adjustment factors are actuarially determined by PacifiCare and take into consideration variations in benefit plan types, Copayment and coinsurance levels.  PacifiCare may change its benefit adjustment factors as needed to support the differing plan types that it offers.  On an annual basis, PacifiCare may modify the benefit adjustment factors based on actuarially determined changes.  The CHIP Budget will vary during subsequent months as a result of changes in the age, gender, and benefit plan participation of the Assigned Medical Group Members for the applicable month.

The following are PacifiCare’s CHIP Budget age/gender adjustment factors:

Gender	Age Band	Hospital

C	00-00	4.0488
C	01-01	0.7234
C	02-09	0.3228
C	10-17	0.3706
F	18-19	0.5841
F	20-24	0.9398
F	25-29	1.4088
F	30-34	1.3551
F	35-39	1.1025
F	40-44	1.0464
F	45-49	1.1741
F	50-54	1.4581
F	55-59	2.0324
F	60-64	2.4463
F	65 and Over	2.2225
M	18-19	0.4431
M	20-24	0.4520
M	25-29	0.5000
M	30-34	0.5081
M	35-39	0.6558
M	40-44	0.8823
M	45-49	1.1058
M	50-54	1.5844
M	55-59	2.2785
M	60-64	3.0045
M	65 and Over	2.9368

3.3.3                        CHIP Expense.  CHIP Expense shall be equal to the sum of the following:

(i)                                     Inpatient costs for Hospital Services rendered to Commercial Plan Members, excluding Commercial POS Plan Members, by Participating Providers, valued at the actual costs incurred by PacifiCare; plus,

(ii)                                  Other Hospital Services rendered to Commercial Plan Members, excluding Commercial POS Plan Members, by Participating Providers other than inpatient services, valued at actual costs incurred by PacifiCare; plus,

(iii)                               The actual amount paid for Hospital Services which are rendered by non-Participating Providers; minus,

(iv)                              Amounts paid by PacifiCare under the Reinsurance Program, if any; minus

v)                                     Any and all amounts received from third parties for Hospital Services provided to Commercial Plan Members, excluding Commercial POS Plan Members, through coordination of benefits, work-related accidents or injuries, stop-loss and reinsurance payments and Member Copayments.

3.3.4                        CHIP Surplus.  In the event the CHIP Expense is less than the CHIP Budget, the surplus shall be allocated as follows:

*** to Medical Group

*** to PacifiCare

3.3.5                        CHIP Deficit.  In the event the CHIP Expense is greater than the CHIP Budget, the deficit shall be allocated as follows:

*** to Medical Group, not to exceed ***

*** per Commercial Plan Member per month.

*** to PacifiCare

3.3.6                        Settlements and Reconciliation.  Interim settlements and the final settlement and reconciliation of the CHIP shall be performed by PacifiCare as provided in Article 5 of the Base Agreement.

3.4                                 Commercial Plan Pharmacy Incentive Program.  PacifiCare shall establish and administer an annual Pharmacy Incentive Program for the PacifiCare Commercial Plan (the “PIP”).  The PIP is designed to provide an incentive for the efficient and effective use of Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members.  The PIP shall be calculated as follows:

3.4.1                        Outpatient Pharmacy Supplemental Benefits shall be the benefits made available by PacifiCare under the PacifiCare Supplemental Pharmacy Benefit, as defined in the applicable Subscriber Agreement.

3.4.2                        PIP Budget shall equal *** of the premium received by PacifiCare for Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members plus *** per Commercial Plan Member per month, which amount is established as a credit for rebates received from pharmaceutical manufacturers.  This credit may or may not reflect the total pharmaceutical manufacturer rebate revenues received by PacifiCare.  The PIP Budget shall be retained by PacifiCare for purposes of administering the PIP.

3.4.3                        PIP Expense shall equal the expense incurred for the provision of Outpatient Pharmacy Supplemental Benefits during the applicable period.

3.4.4                        PIP Threshold shall be calculated using several factors, included trended 2002 calendar year and ongoing actual performance for Medical Group, inflationary trends and benefit adjustments.  Effective January 1, 2003, the PIP Threshold shall be *** per Commercial Plan Member per month.  The PIP Threshold shall be re-calculated yearly and PacifiCare shall notify Medical Group of the new PIP

Threshold by sixty (60) calendar days prior to the anniversary date.

3.4.5                        PIP Surplus.  Medical Group shall participate in the Pharmacy Upside Sharing Program.  In the event the PIP Expense is less than the PIP Threshhold during the 2003 calendar year, the amount of this difference will be referred to as the PIP Surplus.  In this event, fifty percent (50%) of the surplus shall be allocated to Medical Group.  This PIP shall be settled on a quarterly basis beginning with the second quarter of the 2003 calendar year and ongoing within ninety (90) days of the end of the quarter.  Quarterly payouts will be subject to an IBNR adjustment.  There will be a final, cummulative settlement produced within one hundred eight (180) days of the 2003 calendar year.

3.4.6                        PIP Deficit.  In the event that the PIP Expense is greater than the PIP Budget, zero percent (0%) of the deficit shall be allocated to Medical Group.

3.4.7                        Pharmacy Management Programs.  Medical Group shall continue its Pharmacy Management Programs.  PacifiCare’s Clinical Pharmacist will continue to work with Medical Group to identify performance improvement opportunities.  Medical Group shall work cooperatively with PacifiCare’s Clinical Pharmacist and participate in PacifiCare’s Pharmacy Management Initiatives, as applicable.

3.4.8                        Annual Review.  The PIP shall be adjusted annually to reflect changes, including Pharmacy expenses, inflation, benefit plans and drug management programs.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment A.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	11/21/02

MEDICAL GROUP GATEWAY PHYSICIANS MEDICAL ASSOCIATES

By:	/s/ Michael Olson
Michael Olson

Title:	Contracting/Network Development Director

Date:	11/18/02

PRODUCT ATTACHMENT B

PACIFICARE COMMERCIAL POINT-OF-SERVICE PLAN

In addition to the terms and conditions set forth in the Base Agreement and Product Attachment A, the following terms and conditions, as defined below, are also applicable to the PacifiCare Commercial Point-of-Service Plan.

ARTICLE 1

DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Point-of-Service Plan, as described in this Product Attachment B.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 Commercial POS Plan Members are Medical Group Members enrolled in the PacifiCare Commercial POS Plan.

1.2                                 In-Network Services are Covered Services received by Commercial POS Plan Members which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services; and (d) Urgently Needed Services.

1.3                                 In-Network Hospital Services are Hospital Services received by Commercial POS Plan Members which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services; and (d) Urgently Needed Services.

1.4                                 Out-of-Network Services are Covered Services, excluding Emergency Services and Urgently Needed Services, which are received by Commercial POS Plan Members without the prior authorization of Medical Group.

1.5                                 PacifiCare Commercial Point-of-Service (“POS”) Plan is any PacifiCare Commercial Plan, as defined in Product Attachment A, under which Members are entitled to coverage for both In-Network Services and Out-of-Network Services.

ARTICLE 2

DUTIES OF MEDICAL GROUP

2.1                                 Covered Services.  Medical Group and its Participating Providers shall provide or arrange Covered Services to Commercial POS Plan Members under same terms and conditions as Commercial Plan Members.

2.1                                 Reciprocity: Reimbursement for Out-of-Network Services.  If any of Medical Group’s Participating Providers provides Out-of-Network Services to a Commercial POS Plan Member, such Medical Group Participating Provider shall bill PacifiCare or the payor responsible for payment for Out-of-Network Services for such services and agrees to accept full payment at the Cost of Care.  Neither Medical Group nor its Participating Providers shall encourage Members to receive Covered Services from non-Participating Providers.  Medical Group shall include the requirements of this Section in all subcontracts with its Participating Providers.

ARTICLE 3
COMPENSATION

3.1                                 Capitation Payments for Commercial POS Plan Members.  For Commercial POS Plan Members, PacifiCare will pay Medical Group eighty five percent (85%) of the monthly Standard Service Capitation Amount for Commercial Plan Members, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section.  The payment described in this Section is payment in full for In-Network Services, except for Copayments, coordination of benefits and third party recoveries.

3.1.1                        Premium Adjustments.  The Commercial Plan Premium and benefits may be amended for each Subscriber Agreement upon the annual renewal date of each Subscriber Agreement at the sole discretion of PacifiCare.

3.2                                 Commercial POS Control Program.  Effective January 1, 2003, the Commercial POS Control Program is discontinued.  Therefore, this Section 3.2 [Commercial POS Control Program] is hereby deleted and the numbering reserved for future use.

3.3                                 Adjustment of Rates.  Capitation Payments for Commercial POS Plan Members and the POS Plan Budget may be prospectively adjusted on an annual basis to reflect actual experience under the Commercial POS Plan; provided, however, that in no event shall the amount of any increase or decrease to such Capitation Payments be greater than ten (10) percentage points in any given year.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment B.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	11/21/02

MEDICAL GROUP GATEWAY PHYSICIANS MEDICAL ASSOCIATES

By:	/s/ Michael Olson
Michael Olson

Title:	Contracting/Network Development Director

Date:	11/18/02

PRODUCT ATTACHMENT C

SECURE HORIZONS HEALTH PLAN

This Product Attachment C, along with the Base Agreement, sets forth the terms and conditions which are applicable to the Secure Horizons Health Plan, as defined below.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the Secure Horizons Health Plan, as described in this Product Attachment C.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 CMS Agreement is the Medicare + Choice contract between PacifiCare and CMS.

1.2                                 Medicare is the Hospital Insurance Plan (Part A) and the Supplementary Medical Insurance Plan (Part B) provided under Title XVIII of the Social Security Act, as amended.

1.3                                 Monthly CMS Payment is the revenue received by PacifiCare each month from CMS, as determined by CMS, for providing Covered Services to Secure Horizons Members.

1.4                                 Secure Horizons Health Plan is the prepaid health plan operated by PacifiCare pursuant to the CMS Agreement which provides Covered Services to individuals (including retirees) eligible to receive Medicare benefits.

1.5                                 Secure Horizons Members are Medical Group Members enrolled in the Secure Horizons Health Plan.

1.6                                 Secure Horizons Revenue is the Monthly CMS Payment for Medical Group Members enrolled in the Secure Horizons Health Plan, less payments for broker and agent commissions/compensation (when applicable), amounts paid for certain third parties for services provided in connection with the identification and enrollment of individuals who can be designated as Specified Low-Income Beneficiaries eligible for the Qualified Medicare Beneficiary Program, and premium taxes.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Compliance with CMS Agreement and Federal Medicare Law.  Medical Group shall comply with all requirements in the CMS Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement.  Without limiting the foregoing, Medical Group shall ensure that all provisions of the CMS Agreement which are applicable to Medical Group’s Participating Providers as a subcontractor of PacifiCare are included in Medical Group’s subcontracts with its Participating Providers.  A copy of the CMS Agreement shall be made available to Medical Group concurrent with the execution of this Agreement.

Medical Group and its Participating Providers shall comply with title XVIII of the Social Security Act and the regulations adopted thereunder by CMS for the Medicare program.

2.2                                 Medicare Participation Standards.  Medical Group shall require that all of its Participating Providers who provide services to Secure Horizons Members meet the standards for participation and all applicable requirements for providers of health care services under the Medicare program.  In addition, Medical Group shall require that all facilities and offices utilized by Medical Group and its Participating Providers to provide or arrange Covered Services to Secure Horizons Members shall comply with facility standards established by CMS.

2.3                                 Specific Provisions Pertaining to Benefits, Coverage and Beneficiary Protections.  Without limiting any of Medical Group’s other obligations under this Agreement, Medical Group specifically agrees to comply with the following policies and procedures:

(i)                                     PacifiCare’s policies pertaining to the collection of Copayments which prohibit the collection of Copayments for routine injections, routine immunizations, flu immunizations, and the administration of pneumococcal/pneumonia vaccine.

(ii)                                  PacifiCare’s policies pertaining to pre-certification which provide that Secure Horizons Members may directly access a provider for mammography and influenza vaccinations and women’s health specialists for routine and preventative health care.

(iii)                               PacifiCare’s policies pertaining to complex and serious conditions which provide for procedures to identify, assess and establish treatment plans for persons with complex or serious medical conditions.

(iv)                              PacifiCare’s policies pertaining to enrollment and assessment of new Secure Horizons Members including requirements to conduct a health assessment of all new Secure Horizons Members within ninety (90) days of the effective date of their enrollment.

2.4                                 Confidentiality of Medical Records.  Medical Group shall establish and maintain procedures and controls so that no information contained in its records or obtained from CMS or from others in carrying out the terms of this Agreement shall be used by or disclosed by it, its agents, officers, or employees except as provided in Section 1106 of the Social Security Act, as amended, and regulations prescribed thereunder.

2.5                                 Submission of Data.  Medical Group shall cooperate with PacifiCare in submitting to the Secretary of Health and Human Services statistical data pertaining to Covered Services provided by Medical Group, enrollment and disenrollment data and any other reports the Secretary may reasonably require to carry out its functions under the Medicare + Choice program.

2.6                                 Advance Directives.  Medical Group shall document all Secure Horizons Member patient records with respect to the existence of an Advance Directive in compliance with the Patient Self-Determination Act (Section 4751 of the Omnibus Reconciliation Act of 1990), as amended, and other appropriate laws.  For purposes of this Agreement, an Advance Directive is a Member’s written instructions, recognized under State law, relating to the provision of health care when the Member is not competent to make health care decisions as determined under State law.  Examples of Advance Directives are living wills and durable powers of attorney for health care.

to Secure Horizons Members through coordination of benefits, work-related accidents or injuries, stop-loss and reinsurance payments and Medical Group Member Copayments.

3.3.4                        SHIP Surplus.  In the event the SHIP Expense is less than the SHIP Budget, the surplus shall be allocated as follows:

*** Medical Group

*** to PacifiCare

3.3.5                        SHIP Deficit.  In the event the SHIP Expense is greater than the SHIP Budget, the deficit shall be allocated as follows:

*** to Medical Group, not to exceed ***

*** per Secure Horizons Plan Member per month.

*** to PacifiCare

3.3.6                        Settlements and Reconciliation.  Interim settlements and the final settlement and reconciliation of the SHIP shall be performed by PacifiCare as provided in Article 5 of the Base Agreement.

3.3.7                        One Time Adjustment for 2003 Increases in Secure Horizons Revenue.  The Capitation Percentage set forth above assumes a prospective Secure Horizons Revenue increase effective as of January 1, 2003, of no greater than *** over the average Secure Horizons Revenue for Assigned Medical Group Members for calendar year 2002 (the “Annual Increase”).  In the event that the actual Annual Increase is more than two percent (2%), as determined by law or legislative or regulatory action or federal administrative agency interpretation no later than December 31, 2002 (as calculated by PacifiCare for Assigned Medical Group Members) the increase shall be used to enhance market competitiveness and/or improve Secure Horizons Plan benefits.  PacifiCare shall reduce the Capitation Percentage to an amount that will adjust Medical Group’s Standard Service Capitation Payments to reflect the *** agreedlimit on the Annual Increase in Secure Horizons Revenue under this Agreement.  The resulting adjustment, if any, in the Capitation Percentage shall begin with the January 2003 Standard Service Capitation Payment.

3.4                                 Collection of Charges From Third Parties When Medicare Is Not the Primary Payor.  Medical Group shall accept Capitation Payments from PacifiCare as payment in full for Covered Services provided to Secure Horizons Members; provided, however, when Medicare is not the primary payor for Covered Services, such as when the Secure Horizons Member is entitled to payment from another third party or for payment for a workers’ compensation claim, or from other primary insurance coverage maintained by Secure Horizons Member, Medical Group shall make no demand upon PacifiCare for reimbursement under the Individual Stop-Loss Program until all primary sources of payment have been pursued and it is determined that full payment cannot be obtained within ten (10) months from the date of the provision of Covered Services.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment C.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	11/21/02

MEDICAL GROUP GATEWAY PHYSICIANS MEDICAL ASSOCIATES

By:	/s/ Michael Olson
Michael Olson

Title:	Contracting/Network Development Director

Date:	11/18/02

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(PROFESSIONAL CAPITATION)

EXHIBIT 1

MEDICAL GROUP FACILITIES AND HOSPITAL(S)

(This Exhibit 1 is an integral part of this Agreement)

Medical Group Facilities:

Gateway Physicians Medical Associates—United Western Medical Center

Commercial and Secure Horizons Health Plan

Gateway Physicians Medical Associates—Placentia Linda

Commercial Health Plan Only

Facilities shall also include each facility at which a Medical Group Participating Provider routinely provides services pursuant to this Agreement.

All Medical Group Facilities shall, in accordance with PacifiCare’s policies and procedures, be subject to PacifiCare’s prior written approval.

Hospital(s):

Western Medical Center

Placentia Linda Hospital

Medical Group Service Area:

The Medical Group Service Area is the geographic area served by the Medical Group’s Participating Providers, including referral providers.  The Medical Group Service Area is defined as being within a thirty (30) mile radius of each of the Medical Group Facilities, and includes the facilities and physician offices beyond the thirty mile radius where Referral Services are arranged for by Medical Group.  The Medical Group Service Area shall be determined by PacifiCare, based upon the shortest route using public streets and highways.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP IPA SERVICES AGREEMENT

(PROFESSIONAL CAPITATION)

EXHIBIT 4

ATTACHMENT A

NATIONAL PROVIDER TRANSPLANT NETWORK

(This Exhibit 4, Attachment A is an integral part of this Agreement)

Division of Financial Responsibility.  The Division of Financial Responsibility (DFR), attached to this Agreement as Exhibit 4, shall serve as the specific designation of financial risk for the Medical Group, Hospital Incentive Programs and PacifiCare for Transplant Services (other than skin or ophthalmic transplants, which are addressed separately in the DFR):

I.                                         Designated NPTN Components (Phases) of Care—General

Transplant Services are generally described in the following components of care:

•                                          Transplant Evaluation

•                                          Transplant Candidacy and Maintenance

•                                          Transplant Procedure and Procurement

•                                          Post-Transplant Follow-up (Year 1)

•                                          Post-Transplant Follow-up (Years 2-5)

II.                                     Transplant Services Phases of Care Definitions and Service Components.

1.                                       SOLID ORGAN TRANSPLANTATION.  The solid organ Transplant Services are segregated into the following components:

a)                                      TRANSPLANT EVALUATION PHASE.  Pre-transplant medically necessary services required to assess and evaluate the Member to determine acceptance to transplant program.  This phase ends upon acceptance or denial into the transplant program.  This Phase shall include:

•                  Consultation with surgeon(s), psychiatrist(s), specialist(s), transplant coordinator(s), social services.

•                  Hematology, blood banking, serology, chemistry, histocompatibility.

•                X-rays, pulmonary function tests, skin tests, leukopheresis consultation, CT scan, tissue typing, MRI.

•                Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services.

b)                                     TRANSPLANT CANDIDACY AND MAINTENANCE PHASE: Services necessary to assess referral for formal evaluation for Transplant Services and Medically Necessary inpatient and/or outpatient services, in order to maintain the Member’s health prior to a transplant.

c)                                      TRANSPLANT PROCEDURE AND PROCUREMENT PHASE.  Transplant related services from the day before a transplant is performed through discharge.  Includes all hospital, physician, ancillary, transportation, acquisition costs and other services necessary to acquire a cadaver or living transplantable human organ for transplantation into designated Member.  This Phase includes retransplantation.  This Phase includes:

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient and living donor

•                  Surgical transplant and other surgical procedures during admission

•                  Organ and tissue procurement and transportation costs related to procurement

•                  Donor testing and identification and preparation or organ and tissue

d)                                     POST-TRANSPLANT FOLLOW-UP (YEAR 1).  Transplant- related Medically Necessary services rendered to recipient for follow-up for up to 365 days post discharge for recipient and 90 days post discharge for living donor.  This Phase includes:

•                   Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient and donor.

•                   Readmissions related to transplant complications

•                   Transplant rejection diagnosis and treatment

•                   Transplant related complications (medical care necessary related directly to transplant or re-transplantation)

e)                                                                                      POST-TRANSPLANT FOLLOW-UP (YEARS 2-5).  Transplant-related Medically Necessary services provided after the post-transplant follow-up period described above.

2.                                       AUTOLOGOUS HEMOPOETIC STEM CELL TRANSPLANTATION.  The autologous hemopoetic stem cell Transplant Services are segregated into the following components:

a)                                      TRANSPLANT EVALUATION PHASE.  Begins with initial consult with transplant physician through day prior to myeoloblative or immunoablative therapy beginning.  This phase ends upon acceptance or denial into the transplant program.  The Evaluation Phase shall include:

•                  Consultation with transplant physician(s), psychiatrist(s), specialist(s), transplant coordinator(s), social services.

•                  Hematology, blood banking, serology, chemistry, histocompatibility.

•                  X-rays, pulmonary function tests, skin tests, leukopheresis consultation, CT scan, tissue typing, MRI.

•                  Restaging of disease

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services.

•                  IV or oral medications for mobilization

•                  Bone marrow harvest/stem cell collection

•                  Stem cell cryopreservation and storage

b)                                     TRANSPLANT CANDIDACY AND MAINTENANCE PHASE.  Services necessary to assess referral for formal evaluation for Transplant Services and Medically Necessary inpatient and/or outpatient services, in order to maintain the Member’s health prior to transplant.

c)                                      TRANSPLANT PROCEDURE PHASE.  From day myeoloblative or immunoablative therapy begins through discharge.

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient.

•                  Marrow ablative or immunoablative therapy (total body irradiation and/or chemotherapy)

•                  Marrow or cord acquisition

•                  Transplant

d)                                     POST-TRANSPLANT FOLLOW-UP (YEAR 1).  Transplant related Medically Necessary services rendered to recipient for follow-up for up to 365 days post discharge.

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient.

•                  Transplant physician visits

•                  Laboratory testing

•                  Radiology exams

•                  Retransplantation

•                  Readmissions related to transplant complications

•                  Treatment for delayed stem cell engraftment (GCSF)

•                  Transplant related complications (medical care necessary related directed to transplant or re-transplantation)

3.                                       ALLOGENEIC HEMOPOETIC STEM CELL TRANSPLANTATION (Related or Unrelated).  The allogenic hemopoetic stem cell Transplant Services are segregated into the following components:

a)                                      TRANSPLANT EVALUATION PHASE.  Pre-transplant Medically Necessary Services required to assess and evaluate the Member to determine acceptance to the transplant program.  This phase ends upon acceptance or denial into the transplant program.  This Phase shall include:

•                  Consultation with transplant physician(s), psychiatrist(s), specialist(s), transplant coordinator(s), social services.

•                  Hematology, blood banking, serology, chemistry, histocompatibility

•                  X-rays, pulmonary function tests, skin tests, leukopheresis consultation, CT scan, tissue typing, MRI.

•                  Restaging of disease

•                  HLA typing

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services.

•                  IV or oral medications for mobilization

•                  Bone marrow harvest/stem cell collection

•                  Stem cell cryopreservation and storage

•                  NMDP or cord bank search

•                  NMDP or cord bank testing of donors

b)                                     TRANSPLANT CANDIDACY AND MAINTENANCE PHASE.  Services necessary to assess referral for formal evaluation for Transplant Services.  Medically necessary inpatient and/or outpatient services, in order to maintain the Member’s health prior to transplant.

c)                                      TRANSPLANT PROCEDURE AND PROCUREMENT PHASE.  From day myeoloblative or immunoablative therapy begins through discharge.

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient.

•                  Marrow ablative or immunoablative therapy (total body irradiation and/or chemotherapy)

•                  Transplant

d)                                     POST-TRANSPLANT CARE.  Transplanted related medically necessary services rendered to recipient for follow-up for up to 365 days post discharge.

•                  Inpatient or outpatient, including professional, room and board, nursing, pharmacy and all other ancillary services for recipient.

•                  Transplant physician visits

•                  Laboratory testing

•                  Radiology exams

•                  Retransplantation

•                  Readmissions related to transplant complications

•                  Transplant related complications (medical care necessary related directly to transplant or re-transplantation)

•                  Treatment for GVHD (liver biopsy, hepatic panel, medications)

•                  CMV, PCP, VZV prophylaxis

•                  Treatment for delayed stem cell engraftment

4.                                       TRANSPORTATION AND HOUSING.  Transportation and local housing may be a Covered Service for NPTN Members.  All such services must be pre-authorized by PacifiCare’s Case Management Department.

Use of Defined Terms.  Terms utilized in this Amendment shall have the same meaning set forth in the definitions to the Agreement.

Agreement Remains in Full Force and Effect.  Except as specifically amended by this Amendment, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned parties hereby agree to this Amendment as of the date first set forth above.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	11/21/02

MEDICAL GROUP GATEWAY PHYSICIANS MEDICAL ASSOCIATES

By:	/s/ Michael Olson
Michael Olson

Title:	Contracting/Network Development Director

Date:	11/18/02

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(SPLIT CAPITATION)

EXHIBIT 5

QUALITY INCENTIVE PROGRAM

(This Exhibit 5 is an integral part of this Agreement)

1.                                       Introduction.

This Exhibit sets forth the terms of a quality incentive program being implemented by PacifiCare.  The program is designed to compensate Medical Group for efforts it takes to improve the quality of services provided to PacifiCare Members as reflected by data measured by PacifiCare, all as described below (the “Quality Incentive Program” or the “QIP”).

The Quality Incentive Program provides additional compensation to Medical Groups which are successful in improving and maintaining certain levels of patient safety, patient satisfaction and quality of care.  The Quality Incentive Program tracks specific performance measures and calculates payments to the Medical Group based on aggregating and paying specific amounts for separate performance measures, as described in this Exhibit.

2.                                       Definitions.

In addition to other terms defined in this Exhibit or in the Agreement, the following terms shall have the meanings set forth below:

2.1                                 Eligible Membership shall be the monthly Secure Horizons Members reflected on the PacifiCare Eligibility List for the month preceding the month in which the applicable QIP Payment will be made.  The determination of Eligible Membership shall not be changed at any later time to reflect retroactive membership adjustments otherwise made by PacifiCare in connection with its Managed Care Plans.  Additionally, Eligible Membership shall exclude Members who had been transferred to Medical Group in a group transfer from another PacifiCare Participating Provider within six (6) months prior to the date of the applicable QIP Payment.

2.2                                 Leapfrog as used in the Table shall refer to data reported to PacifiCare on the website maintained by The Leapfrog Group and supplemental data reviewed by PacifiCare as reported by the California Office of Statewide Health Planning and Development.

2.3                                 Measurement Component shall mean the Measures described in the QIP Table.

2.4                                 Measurement Period is the period for which PacifiCare shall measure data in order to calculate the applicable QIP Payment.  For the initial and subsequent QIP Payment, the Measurement Period shall vary as defined in Section 3, QIP Table.

2.5                                 PMPM Component Payment shall be the amount attributable to each Measurement Component as specified in the Table and shall be earned by Medical Group only if Medical Group meets or exceeds the Performance Target for the applicable Measurement Component.

2.6                                 PMPM Payment Rate shall be the total of the PMPM Component Payments earned by Medical Group for the applicable Measurement Period.

2.7                                 QIP Payments are the quarterly payments made pursuant to the Quality Incentive Program.

2.8                                 Table means the table or tables set forth below specifying the Measurement Components, Performance Targets, Measurement Period, Data Source, Members Measured and PMPM Component Payment.

2.9                                 Performance Target is the performance target for each Measurement Component as defined in Section 3, QIP Table.  Performance Targets are determined by the sole discretion of PacifiCare.

Members Measured is defined as described in Section 3.  For Measurement Components in which Members Measured is a combination of Commercial and Secure Horizons membership, PacifiCare shall perform calculations utilizing a weighted average of the Commercial and Secure Horizons membership.

3.               OIP Table.

Measure	Performance Target	Measurement Period	Data Source	PMPM Component Payment	Members Measured
Leapfrog Initiative Participation	85% of elective admissions at hospital self-reported on Leapfrog website	12 month period ending six months prior to month of payout	Leapfrog website	$.1258	All Commercial and Secure Horizons assigned to PMG
CABG volume threshold (per PHS TAG threshold), combined with CCMRP risk-adjusted CABG outcomes	85% of CABG admissions at qualifying hospitals with >100 CABGs in latest reported year (or per latest OSHPD data available) AND NOT CCMRP “Worse Than Expected” outcome status.	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$.1258	All Commercial and Secure Horizons assigned to PMG
PTCA volume threshold (per PHS TAG threshold)	85% of PTCA admissions at hospitals with >200 PTCAs in latest reported year (or per latest OSHPD data available)	12 month period ending slix months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$.1258	All Commercial and Secure Horizons assigned to PMG

Measure	Performance Target	Measurement Period	Data Source	PMPM Component Payment	Members Measured
Computerized patient entry	85% of elective admissions at hospitals with self-reported compliance on Leapfrog website	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$.1258	All Commercial and Secure Horizons assigned to PMG
Intensive ICU staffing	85% of elective admissions at hospitals with self-reported compliance on Leapfrog website	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$.1258	All Commercial and Secure Horizons assigned to PMG
PEP-C Project Participation	85% of elective admissions at	2002 Survey	California Health	$.1258	All Commercial and

	hospitals participating in PEP-C Project		and Foundation		Secure Horizons assigned to PMG
Breast Cancer screening	70.6% screening performed on members measured	24 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$.2265	Females age 52-69
Cervical Cancer Screening	51.0% screening performed on members measured	36 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$2265	Females age 21 -64
Childhood Immunizations	45.0% of recommended Immunizations performed on members measured	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$.2265	Children age 2
HgbA Ic Testing- Diabetes	72.0% Testing performed on members measured	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$.2265	Diabetic members age 31 or older
LDL Cholesterol Testing -CAD	71.4% Testing performed on members measured	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$.2265	Diabetic members age 31 or older
Satisfaction with PMG	69.0% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$.2265	All Commercial and Secure Horizons members assigned to PMG
Satisfaction with PCP	77.2% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$.2265	All Commercial and Secure Horizons members assigned to PMG
Satisfaction with Specialist	73.4% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$.2265	All Commercial and Secure Horizons members assigned to PMG
Satisfaction with Referral Process	68.9% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$.2265	All Commercial and Secure Horizons members assigned to PMG
PCP Communicates Effectively	63.1% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$.2265	All Commercial and Secure Horizons members assigned to PMG

4.               Calculation and Payment of OIP Payments.  The following calculations and payment mechanisms shall apply:

(a)                                  Payment Frequency.  QIP Payments shall be paid to Medical Group quarterly.  The QIP Payments shall be made together with Medical Group’s Capitation Payment for the months of July 2003, October 2003, January 2004, and April 2004.

(b)                                 Payment Calculation.  Each quarterly QIP Payment shall equal: the Eligible Membership multiplied by three (3), the product of which shall be multiplied by the PMPM Payment Rate.

(c)                                  Criteria for Determining OIP Payment Eligibility.  In order to comprehensively assess Medical Group’s improvements in the Measurement Components, data on services provided to both Commercial Health Plan Members and Secure Horizons Health Plan Members will be measured in connection with the Quality Incentive Program.  Payments shall be based solely on Eligible Membership, which only includes Secure Horizons Members.  However, payments for certain Measurement Components, if earned, shall be made from commercial capitation funds.

5.                                       QIP Payments Final.  PacifiCare’s calculation of the QIP Payment shall be final.  Medical Group recognizes that the measurement of the QIP data is subject to variation and reasonable statistical and operational error.  Medical Group acknowledges that PacifiCare would not be willing to offer the Quality Incentive Program if PacifiCare’s calculation of the QIP Payments would expose PacifiCare to increased risk of disputes and litigation arising out of PacifiCare’s calculation of the QIP Payment.  Accordingly, in consideration of PacifiCare’s agreement to offer the Quality Incentive Program to Medical Group, Medical Group agrees that Medical Group will have no right to dispute PacifiCare’s determination of the QIP Payment, including determination of any data or the number of Eligible Members.

6.                                       QIP Programs for Future Periods.  PacifiCare in its sole and absolute discretion may implement quality incentive programs for periods from and after January 1, 2004.  Any such programs shall be on terms determined by PacifiCare.  PacifiCare currently intends to provide for a quality incentive program for calendar year 2004.  Until PacifiCare and Medical Group enter into a written agreement with respect to any such new program for calendar year 2004, or thereafter, no such program shall be binding upon PacifiCare.

7.                                       Cancellation and Termination of QIP.  The terms of this Exhibit shall be cancelled and of no effect if Medical Group does not participate in the Secure Horizons Health Plan as of January 1, 2003.  Additionally, the Quality Incentive Program shall terminate at such time as Medical Group no longer is assigned eligible Membership of at least both one thousand (1,000) Commercial Health Plan Members and one hundred (100) Secure Horizons Health Plan Members.  In the event of such termination, the QIP Payments shall be prorated by changing the multiple “3” in Paragraph 4(b) above to be the number of whole months between the last quarterly QIP Payment and the month of termination. (Example: Last QIP Payment is July 2003 and the termination date is September, the “3” in Paragraph 4(b) would be changed to “2”.)

8.                                       Effect of Termination of Agreements.  In the event of the termination of the Agreement, for any reason, no QIP Payments shall be earned or made following termination of the Agreement.  In the event that the Medical Group’s participation in the Secure Horizons Health Plan terminates prior to April 10, 2004 but the Agreement continues to be in effect and apply to Commercial Health Plan Members, QIP Payments shall continue to be made through the April 2004 quarterly period, with the QIP Payments to be made based upon the Eligible Members for the month preceding the effective date of the termination of the Medical Group’s participation in the Secure Horizons Health Plan under the Agreement.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	11/21/02

MEDICAL GROUP GATEWAY PHYSICIANS MEDICAL ASSOCIATES

By:	/s/ Michael Olson
Michael Olson

Title:	Contracting/Network Development Director

Date:

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(PROFESSIONAL CAPITATION)

EXHIBIT 4

DIVISION OF FINANCIAL RESPONSIBILITY
(This Exhibit 4 is an integral part of this Agreement)

The following matrix outlines the Division of Financial Responsibility (DFR) between PacifiCare, Capitated Medical Group and the Hospital, the intent being to clarity Covered Services categories in order to provide for accurate administration.  The matrix serves as a model under which broad Covered Service categories suggest the appropriate financial responsibility for Covered Services not specifically listed.  The applicable Subscriber Agreement and Evidence of Coverage should be consulted for an accurate and complete description of Covered Services and the Provider Manuals for administrative/operational clarification.  Member benefit information and eligibility should be verified prior to the provision of services.

Division of Financial Responsibility

KEY M = Opt-out to Medicare benefit for Hospice

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Allergy- Serum-OP	***	***	***
Allergy - Testing & Tx - OP - Prof	***	***	***
Ambulance (Air and Ground) - OP	***	***	***
Amniocentesis - OP - Fac & Prof	***	***	***
Anesthesiology - IP & OP - Prof	***	***	***
Autologous Blood Services - OP - Fac & Prof	***	***	***
Biofeedback (Medically Necessary) - OP	***	***	***
Chemical Dependency (Detox) - IP & OP - Fac	***	***	***
Chemical Dependency (Detox) - IP & OP - Prof	***	***	***
Chemical Dependency (Rehab) - IP - Fac - CO	***	***	***
Chemical Dependency (Rehab) - IP - Fac - SH	***	***	***
Chemical Dependency (Rehab) - IP - Prof- CO	***	***	***
Chemical Dependency (Rehab) - IP - Prof - SH	***	***	***
Chemical Dependency (Rehab) - OP - Fac - CO	***	***	***
Chemical Dependency (Rehab)- OP - Fac - SH	***	***	***
Chemical Dependency (Rehab) - OP - Prof- CO	***	***	***
Chemical Dependency (Rehab) - OP - Prof - SH	***	***	***
Chemotherapy (Including Chemotherapy Drugs - Inject/Oral) - OP - Fac & Prof	***	***	***
Chemotherapy - IP - Prof	***	***	***
Chiropractic - Medical - OP- Fac & Prof	***	***	***
Chiropractic - Supplemental - OP - Fac & Prof	***	***	***
Circumcision - OP - Fac & Prof	***	***	***

***  All references to the division of financial responsibility have been deleted.

24

Division of Financial Responsibility

KEY M = Opt-out to Medicare benefit for Hospice

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Diagnostic Test - OP - Fac & Prof	***	***	***
DME - IP	***	***	***
DME. Ostomy Colostomy Supplies, Prosthetics/Orthotics - OP	***	***	***
Emergency Room - OP - Fac	***	***	***
Emergency Room - OP - E.R. Phys.	***	***	***
Endoscopic Studies - IP -	***	***	***
Endoscopic Studies - OP - Fac	***	***	***
Endoscopic Studies - OP - Prof	***	***	***
Family Planning - Abortions - OP - Fac	***	***	***
Family Planning - Abortions - OP - Prof	***	***	***
Family Planning - Contraceptive Devices - Insertion - OP - Prof	***	***	***
Family Planning - Contraceptive Devices - Non-Rx (eg. Norplant/IUD) - OP	***	***	***
Family Planning - Contraceptive Devices - Prescription - OP	***	***	***
Family Planning - GIFT/ZIFT/IVF - OP - Fac & Prof	***	***	***
Family Planning - Infertility Procedures - OP - Fac	***	***	***
Family Planning - infertility Procedures - OP - Prof	***	***	***
Family Planning - Infertility Testing - OP - Prof	***	***	***
Family Planning - Sterilization - IP & OP - Prof	***	***	***
Family Planning - Sterilization - IP - Fac	***	***	***
Family Planning - Sterilization - OP - Fac	***	***	***
Fetal Monitoring - OP - Fac & Prof	***	***	***
Health Education - OP	***	***	***
Health Eval/Physical	***	***	***
Hearing Aids/Molds - OP	***	***	***
Hearing Screening (Audiologic Evaluation) - OP	***	***	***
Hemodialysis / Dialysis - IP & OP - Prof	***	***	***
Hemodialysis / Dialysis - OP - Fac (including all drugs)	***	***	***
Home Health Care / Homebound Infusion Therapy - OP - Prof	***	***	***
Hosp Based Phys Interpretative Serv Incl Radiology & Pathology - IP & OP - Prof	***	***	***
Hospice Services (Medicare) - IP - Fac & Prof - SH	***	***	***
Hospice Services - Prof - CO	***	***	***
Hospitalization Services - IP - Fac	***	***	***
Immunizations & Inoculations (Medically Necessary) - OP	***	***	***
Infusion therapy - OP	***	***	***
Injectables - Not Part of Outpatient Pharmacy Benefits - OP	***	***	***
Laboratory/Pathology (Diagnostic Only) - OP - Fac	***	***	***
Laboratory/Pathology (Diagnostic Only) - OP - Prof	***	***	***
Laboratory/Pathology - IP - Fac	***	***	***
Lithotripsy - OP - Fac	***	***	***
Lithorripsy - OP - Prof	***	***	***
Med/Surg Supplies (casts, splints, bandages) - Office - OP	***	***	***
Medication - Prescription - OP	***	***	***
Mental Health (Crisis Intervention) - OP - Prof - CO	***	***	***
MENTAL HEALTH: AB88 Benefits (Mental Health Parity applies to CO only)	***	***	***
Mental Health - IP & OP - Fac - CO	***	***	***
Mental Health - IP & OP - Prof - CO	***	***	***

***  All references to the division of financial responsibility have been deleted.

25

Division of Financial Responsibility

KEY M = Opt-out to Medicare benefit forHospice

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
MENTAL HEALTH: Secure Horizons and Commercial (nor, AB88 Benefits)	***	***	***
Mental Health - IP and OP - Fac - CO	***	***	***
Mental Health - IP and OP - Fac - SH	***	***	***
Mental Health - IP and OP - Prof- CO	***	***	***
Mental Health - IP and OP - Prof - SH	***	***	***
Observation Room - OP - Fac	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only - OP - Fac	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only - OP - Prof	***	***	***
Out of Area - IP & OP - Fac	***	***	***
Out of Area - IP & OP - Prof	***	***	***
Outpatient Surgery - OP - Fac	***	***	***
Outpatient Surgery - OP - Prof	***	***	***
Physician Services (All Professional Services) - IP & OP - Prof	***	***	***
Prostheties - Surgical Implants - OP	***	***	***
Radiation Therapy - IP & OP - Prof	***	***	***
Radiation Therapy - OP - Fac and / or freestanding facility	***	***	***
Radiology (Diagnostic Only) - OP - Fac	***	***	***
Radiology (Diagnostic Only) - OP - Prof	***	***	***
Radiology - IP - Fac	***	***	***
Reconstructive Surgery - IP & OP - Prof	***	***	***
Reconstructive Surgery - OP - Fac	***	***	***
Rehabilitation - Cardiac. OT/PT/RT/ST - OP - Fac	***	***	***
Rehabilitation - Cardiac. OT/PT/RT/ST - OP - Prof	***	***	***
Skilled Nursing Facility - IP - Fac	***	***	***
Sleep Studies - OP	***	***	***
TMJ - Evaluation (excludes dental exams/treatment) - OP - Prof	***	***	***
Transfusions - OP - Fac	***	***	***
Transplant Candidacy and Maintenance; OP and IP Professional	***	***	***
Transplant Candidacy and Maintenance; OP and IP Facility	***	***	***
Transplant Evaluation (excludes corneal); OP and IP Professional. See Note (1).	***	***	***
Transplant Evaluation (excludes corneal); OP and IP Facility. See Note (1).	***	***	***
Transplant Procedure and Procurement (excludes corneal); OP and IP Professional Services. See Note (1).	***	***	***
Transplant Procedure and Procurement (excludes corneal); OP and IP Facility. See Note (1).	***	***	***
Transplant Related Transportation and Housing - NPTN specific benefit. See Note (1).	***	***	***
Transplant Follow-up (excludes corneal); OP and IP Professional; Year I. See Note (1).	***	***	***
Transplant Follow-up (excludes corneal); OP and IP Facility; Year 1. See Note (1)	***	***	***
Transplant Years 2 - 5 Follow-up (excludes corneal); OP and IP Professional	***	***	***
Transplant Years 2 -5; Follow-up (excludes corneal); OP and IP Facility	***	***	***
Urgent Care - OP - Fac & Prof	***	***	***
Vision - Medical Treatment - OP - Prof	***	***	***
Vision - Refraction for Contact Lenses/Frames - OP - Prof	***	***	***

***  All references to the division of financial responsibility have been deleted.

26

Division of Financial Responsibility

KEY: M = Opt-out to Medicare benefit for Hospice

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP - CO	***	***	***
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP - SH	***	***	***

Notes:

(1)                                  PacifiCare responsibility for transplant services is limited to those services defined in this Agreement, the DFR and Attachment A, Exhibit 4.

***  All references to the division of financial responsibility have been deleted.

27